SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Commission file number: 333-220497	(Rangers Sub I, LLC)
Commission file number: 333-39595-01	(FelCor Lodging Limited Partnership)

Date of Report (Date of earliest event reported): October 19, 2017

RANGERS SUB I, LLC

FELCOR LODGING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Maryland	(Rangers Sub I, LLC)	30-1001580
Delaware	(FelCor Lodging Limited Partnership)	75-2544994
(State or Other Jurisdiction of Incorporation or Organization)		(I.R.S. Employer Identification No.)

c/o RLJ Lodging Trust 3 Bethesda Metro Center Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

(301) 280-7777

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On October 19, 2017, RLJ Lodging Trust (“RLJ”) issued a press release announcing the expiration of the previously announced Change of Control Offer (as defined herein) by FelCor Lodging Limited Partnership (“FelCor LP”), a Delaware limited partnership and subsidiary of RLJ, to repurchase its outstanding 5.625% Senior Secured Notes due 2023 (the “Notes”) at 101% of the principal amount thereof plus accrued and unpaid interest (the “Change of Control Offer”), pursuant to the Indenture, dated as of December 17, 2012 (as amended by the First Supplemental Indenture, dated as of January 7, 2013, and the Second Supplemental Indenture, dated as of August 31, 2017, the “Indenture”), among FelCor LP, Rangers Sub I (as defined below) (as successor to FelCor Lodging Trust Incorporated (“FelCor”)), the other guarantors party thereto and U.S. Bank National Association, a national banking association, as trustee.

Tenders of $990,000 principal amount of Notes were received, and such Notes were accepted for payment and subsequently cancelled. As a result $524,010,000 in aggregate principal amount of Notes remain outstanding.

The Change of Control Offer was conducted in connection with the consummation on August 31, 2017 of the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 23, 2017, by and among RLJ, RLJ Lodging Trust, L.P. (“RLJ LP”), Rangers Sub I, LLC, a wholly owned subsidiary of RLJ LP (“Rangers Sub I”), Rangers Sub II, LP, an indirect wholly owned subsidiary of RLJ LP (“Partnership Merger Sub”), FelCor and FelCor LP. Pursuant to the Merger Agreement, Partnership Merger Sub merged with and into FelCor LP, with FelCor LP surviving as a wholly owned subsidiary of RLJ LP (the “Partnership Merger”), and immediately thereafter, FelCor merged with and into Rangers Sub I, with Rangers Sub I surviving as a wholly owned subsidiary of RLJ LP (the “REIT Merger” and, together with the Partnership Merger, the “Mergers”). The Change of Control Offer satisfied FelCor LP’s obligation under Section 4.13 of the Indenture to make a Change of Control Offer in connection with the Mergers.

A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 8.01. Other Events.

See Item 7.01.

Item 9.01. Financial Statements and Exhibits

(d) The following exhibit is filed as part of this report:

Exhibit Number	Description
99.1	Press release, dated October 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGERS SUB I, LLC

October 19, 2017	By:	/s/ Frederick D. McKalip
Frederick D. McKalip
Vice President and Secretary

FELCOR LODGING LIMITED PARTNERSHIP

	By:	Rangers General Partner, LLC, its General Partner

October 19, 2017	By:	/s/ Frederick D. McKalip
Frederick D. McKalip
Vice President and Secretary